EXHIBIT 10.82

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           CONVERTIBLE PROMISSORY NOTE

                                                              September 30, 2008

                       TWO HUNDRED FIFTY THOUSAND DOLLARS

                                    15% NOTE

      FOR VALUE RECEIVED, U.S. HELICOPTER CORPORATION, a Delaware corporation (the "Company") hereby promises to pay to the order of TEEKELL OIL & GAS, INC. (the "Holder"), or its registered assigns, the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS AND 00/100 ($250,000.00), and to pay interest from the date hereof on the outstanding principal sum at the rate of 15% per annum based on a 365-day year, such interest to accrue from the date hereof (the "Closing Date"). The Company agrees to prepay 60 days' worth of interest on the Closing Date, which shall be non-refundable in the event of early repayment. The principal and accrued but unpaid interest shall be paid in full on the one year anniversary of the date hereof (the "Maturity Date").

      This Note (the "Note") is issued pursuant to a Note Purchase Agreement dated as of the date hereof between the Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

      1. CONVERSION RIGHTS. At the option of the Holder, the principal amount of this Note, plus accrued but unpaid interest payable on this Note, shall be convertible at any time prior to the Maturity Date, into shares of the Company's common stock, par value $0.001 per share ("Common Stock"), at a price equal to $0.20 per share. The shares issuable upon conversion of the Note (the "Conversion Shares") shall be entitled to piggyback registration rights as set forth below.
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      2. STOCK PLEDGE.

            a. To secure the timely repayment of all sums due under this Note, 25,000 shares of common stock of Miami International Holdings, Inc., a Delaware corporation ("MIAX"), have been pledged by the pledgors (together, the "Pledgors") pursuant to a Pledge Agreement (the "Pledge Agreement") among the Company, the Holder and the Pledgors dated as of the date hereof. (Hereinafter these shares shall be referred to as the "Pledged Collateral".)

            b. The Pledgors shall be entitled to purchase from the Holder, at any time, this Note by payment to the Holder of the outstanding principal balance, accrued but unpaid interest and any other amounts due under this Note and thereupon, to receive from the Holder return of the originally executed Note and the Pledged Collateral, together with any instruments of transfer provided with respect to the Pledged Collateral or necessary to effectuate transfer of this Note from the Holder to the Pledgors.

      3. FULL RECOURSE. Notwithstanding anything to the contrary contained herein or in the Pledge Agreement, the Holder shall have full recourse against the Company for any and all obligations of the Company to the Holder created pursuant to this Note.

      4. DEFAULT. The Company shall be in default under this Note upon the occurrence of any of the following events ("Event of Default"):

            a. Failure to make any principal or interest payment required under this Note within three (3) days of the date such payment is due;

            b. Any material default, breach or misrepresentation under the terms and provisions of the Note Purchase Agreement that is not cured after 30 days written notice by Holder to the Company; or

            c. An assignment for the benefit of creditors or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company or commenced against the Company which is not discharged within 60 days.

      5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

            a. specified in clause (c) of Section 4, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand;

            b. specified in clauses (a) or (b) of Section 4, then the Holder may declare the Note immediately accelerated due and payable; and


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

            c. the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

      6. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights as follows:

            a. Participation in Registered Offerings. If the Company proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Holder of its intention to do so. Upon the written request of the Holder given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Conversion Shares held by the Holder requested to be registered; provided, that if the managing underwriter advises that less than all of the shares requested to be registered should be offered for sale so as not materially and adversely to affect the price or salability of such offering being registered by the Company, the Holder (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its Conversion Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than the Company) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section 6(a) is referred to herein as the "Piggyback Registration".

            b. Obligations of Holder. It shall be a condition precedent to the obligation of the Company to register any Conversion Shares pursuant to this Section 6 that the Holder shall furnish to the Company such information regarding the Conversion Shares held and the intended method of disposition thereof and other information concerning the Holder as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Holder that the Company considers it appropriate to amend or supplement the applicable registration statement, the Holder shall suspend further sales of the Conversion Shares until the Company advises the Holder that such registration statement has been amended or supplemented.

            c. Registration Proceedings. Whenever the Company is required by the provisions of this Section 6 to effect the registration of the Conversion Shares under the Securities Act, the Company shall:


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

                  (i) Prepare and promptly file with the SEC a registration
            statement with respect to such securities and use its best efforts to cause such registration statement to become effective within 90 days of filing and remain effective;

                  (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                  (iii) Furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (iv) Use its best efforts to register or qualify the
            securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Holder may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (v) Notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (vi) Notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

                  (vii) Prepare and promptly file with the SEC and promptly
            notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.


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

            d. Expenses. With respect to the inclusion of the Conversion Shares in a registration statement pursuant to this Section 6, all registration expenses, fees, costs and expenses of and incidental to such registration, shall be borne by the Company; provided, however, that Holder shall bear its own professional fees and pro rata share of the underwriting discounts and commissions. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, and printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

            e. Indemnification of the Holder. Subject to the conditions set forth below, in connection with any registration of the Conversion Shares pursuant to this Section 6, the Company agrees to indemnify and hold harmless the Holder, any underwriter for the offering and each of their officers and directors and agents and each other person, if any, who controls Holder or their underwriter (each, an "Holder Indemnified Party"), within the meaning of Section 15 of the Securities Act, as follows:

                  (i) Against any and all loss, claim, damage and expense
            whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Holder expressly for use in connection therewith or arising out of any action or inaction of the Holder;

                  (ii) Subject to the proviso contained in Subsection (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company; and


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

                  (iii) In no case shall the Company be liable under this
            indemnity agreement with respect to any claim made against any Holder Indemnified Party unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such Holder Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this
            Section 6(e), but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Holder Indemnified Party in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Holder Indemnified Party in the suit shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Holder Indemnified Party reasonably believes that there may be available to it any defense or counterclaim different than those available to the Company or that representation of the Holder Indemnified Party by counsel for the Company presents a conflict of interest for such counsel, then the Holder Indemnified Party shall be entitled to defend such suit with counsel of its own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

            f. Indemnification of the Company. The Holder agrees to indemnify and hold harmless the Company, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls the Company and the underwriter within the meaning of Section 15 of the Securities Act and any other stockholder selling securities against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 6(f) (i), (ii) and
      (iii) above; provided, however, that such indemnification by Holder hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such Holders, alleged to have been made) in any preliminary prospectus, the registration


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

      statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such Holder by or on behalf of such Holder expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such Holder in implementing such registered offering. In case any action shall be brought against the Company, or any other person so indemnified, in respect of which indemnity may be sought against any Holder, such Holder shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to Holder, by the provisions of Section 6(f). The person indemnified agrees to notify the Holder promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

            g. Contribution. If the indemnification provided for in Sections 6(e) and 6(f) above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

            h. Assignment of Registration Rights. The right to have the Company register Conversion Shares pursuant to this Warrant shall be automatically assignable to any transferee of all or any portion of the Conversion Shares if: (a) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws and, (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein (the foregoing a "Permitted Transferee").


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      7. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

      8. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

      9. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited against the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

      10. NO IMPLIED WAIVER. No failure or delay on the part of Holder in exercising any right, power or privilege under this Note and no course of dealing between the Company and Holder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege Holder would otherwise have. No notice to, or demand on, the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.


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      11. GOVERNING LAW AND JURISDICTION.

            (a) THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

            (b) THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

      12. JURY TRIAL. THE COMPANY AND THE PURCHASER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE COMPANY AND THE PURCHASER, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

      13. ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

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      IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                                            U.S. HELICOPTER CORPORATION

                                            By:
                                               -------------------------
                                               George J. Mehm, Jr.
                                               Chief Financial Officer


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